American Mutual Fund, Inc.
333 South Hope Street
Los Angeles, California  90071-1406
Phone (213) 486 9200

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                          (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $207,630
------------------ --------------------------------
------------------ --------------------------------
Class B            $3,782
------------------ --------------------------------
------------------ --------------------------------
Class C            $2,785
------------------ --------------------------------
------------------ --------------------------------
Class F            $2,439
------------------ --------------------------------
------------------ --------------------------------
Total              $216,636
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $808
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $136
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $158
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $38
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $7
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $25
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $247
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $293
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $101
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,191
------------------ --------------------------------
------------------ --------------------------------
Total              $219,640
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.5200
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3624
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3523
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.5022
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.5164
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.3268
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.3291
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.4334
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.4994
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3867
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3785
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.4504
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.5045
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.5643
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                           (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            419,421
------------------ ----------------------------------
------------------ ----------------------------------
Class B            13,666
------------------ ----------------------------------
------------------ ----------------------------------
Class C            11,606
------------------ ----------------------------------
------------------ ----------------------------------
Class F            7,463
------------------ ----------------------------------
------------------ ----------------------------------
Total              452,156
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        2,219
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        602
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        713
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        131
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        29
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          169
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          1,401
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          1,371
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          672
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          2,230
------------------ ----------------------------------
------------------ ----------------------------------
Total              461,693
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                             Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $23.17
----------------------- -------------------------
----------------------- -------------------------
Class B                 $23.04
----------------------- -------------------------
----------------------- -------------------------
Class C                 $23.01
----------------------- -------------------------
----------------------- -------------------------
Class F                 $23.12
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $23.15
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $23.09
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $23.09
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $23.10
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $23.16
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $23.06
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $23.05
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $23.09
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $23.14
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $23.17
----------------------- -------------------------